August 19, 2013

VFM STEADFAST FUND

Supplement to the Prospectus dated September 12, 2012

Effective immediately, VFM Steadfast Fund (the “Fund”), a series of the Ultimus Managers Trust (the “Trust”), has terminated the public offering of its shares and will discontinue its operations effective on or about September 20, 2013.  Shares of the Fund are no longer available for purchase.

The Board of Trustees of the Trust, in consultation with the Fund’s investment adviser, Veripax Financial Management, LLC (the “Adviser”), determined at a meeting of the Board of Trustees of the Trust, held on August 19, 2013 (“Board Meeting”), to discontinue the Fund’s operations based on, among other factors, the Adviser’s belief that it would be in the best interests of the Fund and its shareholders to discontinue the Fund’s operations.  Through the date of the Fund’s liquidation, currently scheduled to take place on September 20, 2013, the Adviser will continue to waive fees and reimburse expenses of the Fund, as necessary, in order to maintain the Fund’s fees and expenses at their current level, as specified in the Prospectus.

At the Board Meeting, the Board of Trustees directed that: (i) all of the Fund’s portfolio securities be liquidated in an orderly manner not later than September 20, 2013; and (ii) all outstanding shareholder accounts on September 20, 2013 will be closed and the proceeds of each account would be sent to the shareholder’s address of record or to such other address as directed by the shareholder, including special instructions that may be needed for Individual Retirement Accounts (“IRAs”) and qualified pension and profit sharing fund accounts.  As a result of the liquidation of the Fund’s portfolio securities described above, the Fund’s normal exposure to investments will be reduced and eventually eliminated.  Accordingly, shareholders should not expect the Fund to achieve its stated investment objective.

Shareholders may continue to freely redeem their shares on each business day during the Fund’s liquidation process.

This transaction will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns.  In addition, shareholders invested through an IRA or other tax-deferred account should consult the rules regarding the reinvestment of these assets.  In order to avoid a potential tax issue, shareholders may choose to authorize, prior to September 20, 2013, a direct transfer of their retirement account assets to another tax-deferred retirement account.  Typically, shareholders have 60 days from the date of the liquidation to invest the proceeds in another IRA or qualified retirement account; otherwise the liquidation proceeds may be required to be included in the shareholder’s taxable income for the current tax year.

If you have any questions regarding this Supplement, please call 1-888-229-9448.

Investors Should Retain this Supplement for Future Reference